CONFIDENTIAL	EXHIBIT 10.23

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION PURUSANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES ECHANGE ACT OF 1934, AS AMENDED.

NESTEC LTD.

Attention:  General Counsel, Nestlè Health Science

Avenue Nestle 55

1800 Vevey

Switzerland

October 30, 2018

This letter agreement (“Letter Agreement”) sets forth the agreement between NESTEC LTD.  (“NHSc”) and Seres Therapeutics, Inc. (“Seres”) (each of NHSc and Seres, a “Party”, and together, the “Parties”), pursuant to which certain terms of the Collaboration and License Agreement between Seres and NHSc dated January 9, 2016 (the “Agreement”) will be amended and clarified with respect to the conduct of a particular clinical study of the product designated as SER‑287.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Notwithstanding anything to the contrary in the Agreement (including without limitation all Development Plans thereunder), the Parties hereby agree as follows, effective as of the date of this Letter Agreement (the “Letter Agreement Effective Date”):

a)

Seres recognizes that its obligation under Section 4.1 to use Diligent Efforts to Develop Collaboration Products and obtain approval of a BLA thereon in the European Union includes an obligation to Develop Products that are commercially viable, i.e., that such obligation should take into consideration the “profit potential” of Collaboration Products per the definition of Diligent Efforts in the Agreement.  [***]

b)

Upon commencement of the 3‑Arm SER‑287 Clinical Trial (as defined below), NHSc shall pay to Seres an amount equal to forty million US dollars ($40,000,000) (the “Total Phase II/III SER‑287 Milestone Payment”) in connection with the following two milestone payments set forth in the Agreement as listed as the first and second milestone payments in the table in Section 8.2.1 of the Agreement (respectively, the “Applicable Milestone Payments”, and the “Applicable Milestone Events”):

Applicable Milestone Event	Applicable Milestone Payment
Commencement of a Phase II Clinical Trial, as contemplated in the Global Development Plan, in respect of the First IBD Product for UC (Induction).	$20,000,000
Commencement of a Phase III Clinical Trial, as contemplated in the Global Development Plan, in respect of the First IBD Product for UC (Induction).	$20,000,000

In the event the 3‑Arm SER‑287 Clinical Trial commences before December 15, 2018, NHSc will pay the Total Phase II/III SER‑287 Milestone Payment before December 31, 2018.  In the event the 3‑Arm SER‑287 Clinical Trial commences between December 16, 2018 and December 27, NHSc will use commercially reasonable efforts to pay the Total Phase II/III SER‑287 Milestone Payment before December 31, 2018.  In order to facilitate logistics of such a payment, Seres will regularly inform NHSc about the expected commencement of the 3‑Arm SER‑287 Clinical Trial.  For clarity, the Applicable Milestone Payments for the achievement of the Applicable Milestone Events set forth in this paragraph b) shall replace the first and second milestone payments that are set forth in Section 8.2.1 of the Agreement, upon Seres’s receipt of the Total Phase II/III SER‑287 Milestone Payment.

c)

Seres shall conduct a Clinical Trial with respect to the First IBD Product for the treatment of UC, which Clinical Trial will consist of three (3) arms, 67 patients per arm for a total of 201 subjects, the arms being P/P, [***] in accordance with the protocol therefor as to be approved by the JSC (the “Protocol Amendment”) (the “3‑Arm SER‑287 Clinical Trial”).  The JSC shall update the applicable Development Plan to account for the conduct of the 3‑Arm SER‑287 Clinical Trial by Seres promptly after the Letter Agreement Effective Date.  For purposes of this Letter Agreement, the treatment arm of the 3‑Arm SER‑287 Clinical Trial designed to include a [***] of the First IBD Product shall be referred to herein as the “Lower Dose”.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

d)

If after submission by or on behalf of Seres of the Protocol Amendment for the 3‑Arm SER‑287 Clinical Trial to the FDA, (i) FDA provides feedback indicating that the 3‑Arm SER‑287 Clinical Trial could not be used as one of the two necessary Phase III Clinical Trials for the First IBD Product for the treatment of UC (i.e., the data from the 3‑Arm SER‑287 Clinical Trial, even if it shows statistically compelling efficacy, could not be used in a BLA submission as one of two such Phase III Clinical Trials) and (ii) the results of the 3‑Arm SER‑287 Clinical Trial are sufficient to allow Seres to proceed to conduct the first of the two Phase III Clinical Trials in respect of the Lower Dose, then (X) [***] and (Y) Section 4.8 and Section 4.8.1(b) of the Agreement shall continue to apply with respect to the sharing of Development Costs for both the first and second Phase III Clinical Trials to be conducted by Seres for the First IBD Product for the treatment of UC.

e)

If after submission by or on behalf of Seres of the Protocol Amendment for the 3‑Arm SER‑287 Clinical Trial to the FDA, (i) the FDA provides feedback indicating that the 3‑Arm SER‑287 Clinical Trial could not be used as one of the two necessary Phase III Clinical Trials for the First IBD Product for the treatment of UC (i.e., the data from the 3‑Arm SER‑287 Trial, even if it shows statistically compelling efficacy, could not be used in a BLA submission as one of two such Phase III Clinical Trials) and (ii) the results of the 3‑Arm SER‑287 Trial do not demonstrate statistically significant efficacy of the Lower Dose, then (X) [***] and (Y) all future Development Costs to be shared by the Parties pursuant to Section 4.8 of the Agreement will be shared as between Seres and NHSc pursuant to Sections 4.8.1(b) (IBD Products) and 4.8.2(c) (C Difficile Products) of the Agreement provided that, [***]

f)

If after submission by or on behalf of Seres of the Protocol Amendment for the 3‑Arm SER‑287 Clinical Trial to the FDA, (i) the FDA provides feedback indicating that the 3‑Arm SER‑287 Clinical Trial could be used as one of the two necessary Phase III Clinical Trials for the First IBD Product for the treatment of UC (i.e.  the data from the 3‑Arm SER‑287 Trial, if statistically compelling, could be used in a BLA submission as one of two such Phase III Clinical Trials) and (ii) the results of the 3‑Arm SER‑287 Clinical Trial demonstrate statistically significant efficacy to allow for Seres to conduct the second of the two Phase III Clinical Trials required for Regulatory Approval of the First IBD Product for the treatment of UC, then the Development Costs of the 3‑Arm SER‑287 Clinical Trial and the second of the two Phase III Clinical Trials required for Regulatory Approval shall be shared by Seres and NHSc pursuant to Section 4.8.1(b) of the Agreement, provided that [***]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

g)

If after submission by or on behalf of Seres of the Protocol Amendment for the 3‑Arm SER‑287 Clinical Trial to the FDA, (i) the FDA provides feedback indicating that the 3‑Arm SER‑287 Clinical Trial could be used as one of the two necessary Phase III Clinical Trials for the First IBD Product for the treatment of UC (i.e. the data from the 3‑Arm SER‑287 Trial, if statistically compelling, could be used in a BLA submission as one of two such Phase III Clinical Trials) and (ii) the results of the 3‑Arm SER‑287 Clinical Trial demonstrate statistically significant efficacy with respect to the Lower Dose only to the extent that such results would make such 3‑Arm SER‑287 Clinical Trial constitute only a Phase II Clinical Trial (i.e.  two additional Phase III Clinical Trials for the First IBD Product for the treatment of UC are still required to be conducted for a BLA submission therefor), then [***] and the Development Costs of both of the Phase III Clinical Trials which are additionally required to be conducted shall be shared by Seres and NHSc pursuant to Section 4.8.1(b) of the Agreement.

h)

If after submission by or on behalf of Seres of the Protocol Amendment for the 3‑Arm SER‑287 Clinical Trial to the FDA, (i) FDA provides feedback indicating that the 3‑Arm SER‑287 Clinical Trial could be used as one of the two necessary Phase III Clinical Trials for the First IBD Product for the treatment of UC (i.e.  the data from the 3‑Arm SER‑287 Trial, if statistically compelling, could be used in a BLA submission as one of two such Phase III Clinical Trials) and (ii) the results of the 3‑Arm SER‑287 Trial do not demonstrate statistically significant efficacy of the Lower Dose, then (X) [***] and (Y) [***]

i)	[***]
j)

Notwithstanding the foregoing provisions of this Letter Agreement, if NHSc after a commercial viability assessment decides in its sole discretion to launch in the EU a First IBD Product for the treatment of UC comprised of a higher dosage strength than the Lower Dose (“Commercial Viability Determination”), then within thirty (30) days after the Commercial Viability Determination, NHSc will pay to Seres the amount calculated by determining the amount NHSc would have paid under Section 4.8 of the Agreement to support Development Costs for Clinical Trials for the First IBD Product for the treatment of UC, without taking into account the terms and conditions of this Letter Agreement, and subtracting from such amount the amount of Development Costs previously paid by NHSc for the First IBD Product for UC by operation of the terms of this Letter Agreement.

k)	The Parties acknowledge that the terms and conditions of this Letter Agreement shall be treated as the Confidential Information of both Parties, subject to Article 11 of the Agreement.
l)

Except as expressly provided in this Letter Agreement, the Agreement shall continue in full force and effect.  This Letter Agreement, and the other terms and conditions of the Agreement, constitute the entire agreement of the Parties with respect to the subject matter hereof.

m)

This Letter Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall together constitute a single agreement.  This Letter Agreement may be executed and delivered electronically, including via PDF format, and upon such delivery such electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other Parties.

[Signature Page Follows]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

To agree that this Letter Agreement accurately reflects our mutual agreement, please execute and return to me a copy of this Letter Agreement.

By:	/s/ Roger J. Pomerantz
Roger J. Pomerantz, MD, FACP
President, CEO and Chairman
Seres Therapeutics, Inc.

Agreed to this    1    day of November, 2018

By:	/s/ Claudio Kuoni

Printed Name:	Claudio Kuoni

Title:	General Counsel Nestlé Health Science

NESTEC LTD.

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.